SUPPLEMENT

DATED FEBRUARY 16, 2012 TO

HARTFORD MONEY MARKET HLS FUND PROSPECTUS

DATED MAY 1, 2011, AS LAST SUPPLEMENTED AUGUST 5, 2011

Effective March 1, 2012, the Prospectus of Hartford Money Market HLS Fund (the “Fund”) is revised as follows:

Effective March 1, 2012, the Board of Directors approved a six months’ extension of the reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero currently in effect for Class IB.  The 12b-1 payments to financial intermediaries by the Fund’s distributor will be zero for Class IB during this time period.  The Hartford may be required to pay out of its own resources the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of the 12b-1 fees.  The Board expects to reconsider the level of 12b-1 fees at its August 2012 meeting.  The Board’s action may be changed at any time.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.